                                                                    Exhibit 10.5

                                  CROSS RECEIPT

     In connection with the closing of the transactions contemplated by the Securities Purchase Agreement dated as of March 19, 2004 among Aquatic Cellulose International Corp. (the "Company"), AJW Partners, LLC (the "Buyer") and the other purchasers named therein, the Company and the Buyer acknowledge as follows:

     1. The Buyer hereby acknowledges receipt from the Company of a Convertible Debenture in the aggregate principal amount of Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($33,333) and Warrants to purchase 33,333 shares of the Company's Common Stock.

     2. The Company hereby acknowledges receipt from the Buyer, by surrender of a promissory note in principal amount of Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($33,333) the sum of Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($33,333).

     IN WITNESS WHEREOF, the undersigned have executed this Cross Receipt this 19th day of March, 2004.

AQUATIC CELLULOSE INTERNATIONAL CORP.   AJW PARTNERS, LLC
                                        By:    SMS Group, LLC


By:/s/ Sheridan Westgarde               By:
   ----------------------------------      -------------------------------------
   Sheridan B. Westgarde                   Corey S. Ribotsky
   President and                           Manager
   Chief Executive Officer

                                  CROSS RECEIPT

     In connection with the closing of the transactions contemplated by the Securities Purchase Agreement dated as of March 19, 2004 among Aquatic Cellulose International Corp. (the "Company"), AJW Offshore, Ltd. (the "Buyer") and the other purchasers named therein, the Company and the Buyer acknowledge as follows:

     1. The Buyer hereby acknowledges receipt from the Company of a Convertible Debenture in the aggregate principal amount of Four Hundred Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($433,333) and Warrants to purchase 433,333 shares of the Company's Common Stock.

     2. The Company hereby acknowledges receipt from the Buyer, by surrender of a promissory note in principal amount of Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($33,333) and by wire transfer of immediately available funds, the sum of Four Hundred Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($433,333), said funds having been transferred to the Company's account in accordance with the Company's written instructions.

     IN WITNESS WHEREOF, the undersigned have executed this Cross Receipt this 19th day of March, 2004.

AQUATIC CELLULOSE INTERNATIONAL CORP.   AJW OFFSHORE, LTD.
                                        By:    First Street Manager II, LLC


By:/s/ Sheridan Westgarde               By:
   ----------------------------------      -------------------------------------
   Sheridan B. Westgarde                   Corey S. Ribotsky
   President and                           Manager
   Chief Executive Officer

                                  CROSS RECEIPT

     In connection with the closing of the transactions contemplated by the Securities Purchase Agreement dated as of March 19, 2004 among Aquatic Cellulose International Corp. (the "Company"), AJW Qualified Partners, LLC (the "Buyer") and the other purchasers named therein, the Company and the Buyer acknowledge as follows:

     1. The Buyer hereby acknowledges receipt from the Company of a Convertible Debenture in the aggregate principal amount of Four Hundred Thirty-Three Thousand Three Hundred Thirty-Four Dollars ($433,334) and Warrants to purchase 433,334 shares of the Company's Common Stock.

     2. The Company hereby acknowledges receipt from the Buyer, by surrender of a promissory note in principal amount of Thirty-Three Thousand Three Hundred Thirty-Four Dollars ($33,334) and by wire transfer of immediately available funds, the sum of Four Hundred Thirty-Three Thousand Three Hundred Thirty-Four Dollars ($433,334), said funds having been transferred to the Company's account in accordance with the Company's written instructions.

     IN WITNESS WHEREOF, the undersigned have executed this Cross Receipt this 19th day of March, 2004.

AQUATIC CELLULOSE INTERNATIONAL CORP.   AJW QUALIFIED PARTNERS, LLC
                                        By: AJW Manager, LLC


By: /s/ Sheridan Westgarde               By:
    ---------------------------------       ------------------------------------
    Sheridan B. Westgarde                   Corey S. Ribotsky
    President and Chief Executive           Manager
       Officer